EXHIBIT (10)(c)(5)

                                   AGREEMENT


         This Agreement, dated October 24, 1994, is made by and between ALLTEL Corporation, a Delaware corporation (as hereinafter defined, the "Corporation"), and Tom T. Orsini (as hereinafter defined, the "Executive").

         WHEREAS, the Board of Directors of the Corporation (as hereinafter defined, the "Board") recognizes that the possibility of a Change in Control (as hereinafter defined) of the Corporation exists and that such possibility, and the uncertainty it may cause, may result in the departure or distraction of key management employees of the Corporation or of a Subsidiary to the detriment of the Corporation and its stockholders; and

         WHEREAS, the Executive is a key management employee of the Corporation or of a Subsidiary; and

         WHEREAS, the Board has determined that the Corporation should encourage the continued employment of the Executive by the Corporation or a Subsidiary and the continued dedication of the Executive to his assigned duties without distraction as a result of the circumstances arising from the possibility of a Change in Control;

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Corporation and the Executive hereby agree as follows:

                         1. Defined Terms.  For purposes of this Agreement,  the
following terms shall have the meanings indicated below:

                           (A) "Board"  shall mean the Board of Directors of the
Corporation, as constituted from time to time.

                           (B) "Cause" for termination by the Corporation of the
Executive's employment shall mean (i) the willful failure by the Executive substantially to perform the Executive's duties with the Corporation or a Subsidiary, other than any failure resulting from the Executive's incapacity due to physical or mental illness or any actual or anticipated failure after the issuance of a Notice of Termination for Good

Reason by the Executive in accordance with paragraph (A) of Section 6, that continues for at least 30 days after the Board delivers to the Executive a written demand for performance that identifies specifically and in detail the manner in which the Board believes that the Executive willfully has failed substantially to perform the Executive's duties or (ii) the willful engaging by the Executive in misconduct that is demonstrably and materially injurious to the Corporation or any Subsidiary, monetarily or otherwise. For purposes of this definition, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of the Corporation and its Subsidiaries:

                           (C) A "Change in Control"  shall mean,  if subsequent
to the date of this Agreement:

                           (i) Any "person," as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Corporation, any of its subsidiaries, or any employee benefit plan maintained by the Corporation or any of its subsidiaries, becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act) of (A) l5% or more, but no greater than 50%, of the outstanding voting capital stock of the Corporation, unless prior thereto, the Continuing Directors approve the transaction that results in the person becoming the beneficial owner of 15% or more, but no greater than 50%, of the outstanding voting capital stock of the Corporation or (B) more than 50% of the outstanding voting capital stock of the Corporation, regardless whether the transaction or event by which the foregoing 50% level is exceeded is approved by the Continuing Directors;

                          (ii) At any time Continuing Directors no longer constitute a majority of the directors of the Corporation; or

                          (iii) A record date is fixed for determining stockholders entitled to vote upon (A) a merger or consolidation of the Corporation, statutory share exchange, or other similar transaction with another corporation, partnership, or other entity or enterprise in which either the Corporation is not the surviving or continuing corporation or shares of common stock of the Corporation are to be converted into or exchanged for cash, securities other than common stock of the Corporation, or other property, (B) a sale or disposition of all or substantially all of the assets of the Corporation, or (C) the dissolution of the Corporation; or

                          (iv) The Corporation enters into an agreement with any Person, the consummation of which would result in the occurrence of an event described in clause (i), (ii) or (iii) above of this paragraph
         (C).

                          (D) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                          (E) "Continuing Directors" means directors who were directors of the Corporation at the beginning of the 24-month period ending on the date the determination is made or whose election, or nomination for election by the Corporation's stockholders, was approved by at least a majority of the directors who are in office at the time of the election or nomination and who either (i) were directors at the beginning of the period, or (ii) were elected, or nominated for election, by at least a majority of the directors who were in office at the time of the election or nomination and were directors at the beginning of the period.

                          (F) "Corporation" shall mean ALLTEL Corporation and any successor to its business or assets, by operation of law or otherwise.

                          (G) "Date of Termination" shall have the meaning stated in paragraph (B) of Section 6 hereof.

                          (H) "Disability" shall be deemed the reason for the termination by the Corporation of the Executive's employment, if, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been absent from the full-time performance of the Executive's duties with the Corporation or a Subsidiary for a period of six consecutive months, the Corporation shall have given the Executive a Notice of Termination for Disability, and, within 20 business days after the Notice of Termination is given, the Executive shall not have returned to the full-time performance of the Executive's duties.

                          (I) "Executive" shall mean the individual named in the
first paragraph of this Agreement.

                          (J) "Good Reason" for  termination by the Executive of
the Executive's employment shall mean the occurrence, without the Executive's express written consent, of any one of the following:

                          (i) the assignment to the Executive of any duties inconsistent with the Executive's status as an executive officer of the Corporation or of a Subsidiary or a substantial adverse alteration in the nature or status of the Executive's responsibilities from those in effect immediately prior to the Change in Control;

                          (ii) a reduction by the Corporation in the Executive's annual base salary to any amount less than the Executive's annual base salary as in effect immediately prior to the Change in Control;

                          (iii) the relocation of the principal executive offices of the Corporation or of a Subsidiary, as the case may be, to a location more than 35 miles from the location of such offices immediately prior to the Change in Control or the Corporation's requiring the Executive to be based anywhere other than the principal executive offices of the Corporation or of a Subsidiary as the case may be, except for required business travel to an extent substantially consistent with the Executive's business travel obligations immediately prior to the Change in Control;

                          (iv) the failure by the Corporation to pay to the Executive any portion of the Executive's current compensation, or to pay to the Executive any deferred compensation under any deferred compensation program of the Corporation, within five days after the date the compensation is due or to pay or reimburse the Executive for any expenses incurred by him for required business travel;

                           (v) the  failure by the  Corporation  to  continue in
         effect any compensation plan in which the Executive participates immediately prior to the Change in Control that is material to the
         Executive's total compensation, including but not limited to, stock option, restricted stock, stock appreciation right, incentive compensation, bonus, and other plans, unless an equitable alternative arrangement embodied in an ongoing substitute or alternative plan has been made, or the failure by the Corporation to continue the Executive's participation therein (or in a substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of compensation provided and the level of the Executive's participation relative to other participants, than existed immediately prior to the Change in Control;

                          (vi) the failure by the Corporation to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Corporation's pension, profit-sharing, life insurance, medical, health and accident, disability, or other employee benefit plans in which the Executive was participating immediately prior to the Change in Control; the failure by the Corporation to continue to provide the Executive any material fringe benefit or perquisite enjoyed by the Executive immediately prior to the Change in Control; or the failure by the Corporation to provide the Executive with the number of paid vacation days to which the Executive is entitled in accordance with the Corporation's normal vacation policy in effect immediately prior to the Change in Control; or

                         (vii) any purported termination by the Corporation of the Executive's employment that is not effected in accordance with a Notice of Termination satisfying the requirements of paragraph (A) of Section 6 hereof.

                          (K)  "Notice of  Termination"  shall have the  meaning
stated in paragraph (A) of Section 6 hereof.

                          (L) "Payment  Trigger"  shall mean the occurrence of a
Change in Control during the term of this Agreement  coincident with or followed
(i) at any time before the end of the 12th month immediately following the month in which the Change in Control occurred, by the termination of the Executive's employment with the Corporation or a Subsidiary for any reason other than (A) by the Executive without Good Reason, (B) by the Corporation as a result of the Disability of the Executive or with Cause or, (C) as a result of the death of the Executive or (ii) in the event the Executive remains continuously employed by the Corporation or a Subsidiary until the end of the 12th month immediately following the month in which the Change in Control occurred, the termination of the Executive's employment with the Corporation or a Subsidiary, at any time during the three month period immediately following the expiration of such 12-month period, for any reason other than (A) by the Corporation as a result of the Disability of the Executive or (B) as a result of the death of the Executive.

                          (M) "Person"  shall have the meaning  given in Section
3(a)(9) of the Securities Exchange Act of 1934, as amended from time to time, as modified and used in Sections 13(d) and 14(d) thereof; except that, a Person shall not include (i) the Corporation or any Subsidiary, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any Subsidiary, or (iii) an underwriter temporarily holding securities pursuant to an offering of such securities.

                          (N)  "Subsidiary"  shall mean any corporation or other
entity or enterprise, whether incorporated or unincorporated, of which at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others serving similar functions with respect to such corporation or other entity or enterprise is owned by the Corporation or other entity or enterprise of which the Corporation directly or indirectly owns securities or other interests having all the voting power.

                         2.  Term of  Agreement.  This  Agreement  shall  become
effective on the date hereof and, subject to the second sentence of this Section 2, shall continue in effect until the earliest of (i) a Date of Termination in accordance with Section 6 or the death of the Executive shall have occurred prior to a Change in Control, (ii) if a Payment Trigger shall have occurred during the term of this Agreement, the performance by the Corporation of all its obligations, and the satisfaction by the Corporation of all its obligations and liabilities, under this Agreement, (iii) the ten year anniversary of the date of this Agreement if, as of that ten year anniversary, a Change in Control shall not have occurred and be continuing, or (iv) in the event, as of the ten year anniversary of the date of this Agreement, a Change in Control shall have occurred and be continuing, either the expiration of such period thereafter within which a Payment Trigger does not or can not occur or the ensuing occurrence of a Payment Trigger and the performance by the Corporation of all of its obligations and liabilities under this Agreement. Any Change in Control during the term of this Agreement that for any reason ceases to constitute a Change in Control or is not followed by a Payment Trigger shall not effect a termination or lapse of this Agreement. Any transfer of the Executive's employment from the Corporation to a Subsidiary, from a Subsidiary to the Corporation, or from one Subsidiary to another Subsidiary shall not constitute a termination of the Executive's employment for purposes of this Agreement.

                         3.  General Provisions.

                           (A) The Corporation hereby represents and warrants to
the Executive as follows: The execution and delivery of this Agreement and the performance by the Corporation of the actions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Corporation. This Agreement is a legal, valid and legally binding obligation of the Corporation enforceable in accordance with its terms. Neither the execution or delivery of this

Agreement nor the consummation by the Corporation of the actions contemplated hereby (i) will violate any provision of the certificate of incorporation or bylaws (or other charter documents) of the Corporation, (ii) will violate or be in conflict with any applicable law or any judgment, decree, injunction or order of any court or governmental agency or authority, or (iii) will violate or conflict with or constitute a default (or an event of which, with notice or lapse of time or both, would constitute a default) under or will result in the termination of, accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the assets or properties of the Corporation under, any term or provision of the certificate of incorporation or bylaws (or other charter documents) of the
Corporation or of any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which the Corporation is a party or by which the Corporation or any of its properties or assets may be bound or affected.

                           (B) No amount or benefit  shall be payable under this
Agreement unless there shall have occurred a Payment Trigger during the term of this Agreement. In no event shall payments in accordance with this Agreement be made in respect of more than one Payment Trigger.

                           (C) This Agreement shall not be construed as creating
an express or implied contract of employment and, except as otherwise agreed in writing between the Executive and the Corporation, the Executive shall not have any right to be retained in the employ of the Corporation or of a Subsidiary. Notwithstanding the immediately preceding sentence or any other provision of this Agreement, no purported termination of the Executive's employment that is not effected in accordance with a Notice of Termination satisfying paragraph (A) of Section 6 shall be effective for purposes of this Agreement. The Executive's right, following the occurrence of a Change in Control, to terminate his employment under this Agreement for Good Reason shall not be affected by the Executive's Disability or incapacity. The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason under this Agreement.

                         4.  Payments Due Upon a Payment Trigger.

                           (A) The  Corporation  shall pay to the  Executive the
payments described in this Section 4 upon the occurrence of a Payment Trigger during the term of this Agreement.

                           (B) Upon the  occurrence of a Payment  Trigger during
the term of this Agreement, the Corporation shall pay to the Executive a lump sum payment, in cash, equal to the product of:

                           (i)       three multiplied by

                          (ii)       the sum of --

                           (a) the higher of the Executive's  annual base salary
                  in effect immediately prior to the occurrence of the Change in Control or the Executive's annual base salary in effect immediately prior to the Payment Trigger, plus

                           (b) the higher of the aggregate maximum amounts payable to the Executive pursuant to all incentive compensation plans for the fiscal year or other measuring period commencing coincident with or most recently prior to the date on which the Change in Control occurs or the aggregate maximum amounts payable to the Executive pursuant to all incentive compensation plans for the fiscal year or other measuring period commencing coincident with or most recently prior to the date on which the Payment Trigger occurs, in each case, assuming that the Executive were continuously employed by the Corporation or a Subsidiary on the terms and conditions, including, without limitation, the terms of the incentive plans, in effect immediately prior to the Change in Control or Payment Trigger, whichever applies, until the last day of that fiscal year or other measuring period.

The amount determined under the foregoing provisions of this paragraph (B) shall be reduced by any cash severance benefit otherwise paid to the Executive under any applicable severance plan or other severance arrangement. For purposes of this paragraph (B), amounts payable to the Executive pursuant to an incentive compensation plan for the fiscal year or other measuring period commencing coincident with or most recently prior to the date on which the Change of Control or Payment Trigger, as applicable, occurs (the "applicable year/period") shall not include amounts attributable to a fiscal year or other measuring period that commenced prior to the applicable year/period and that become payable during the applicable year/period. For purposes of this paragraph (B), incentive compensation plans shall include, without limitation, the ALLTEL Corporation Performance Incentive Compensation Plan as in effect from time to time, the ALLTEL Corporation Long-Term Performance Incentive Compensation Plan as in effect from time to time, and any incentive bonus plan or arrangement that provides for payment of cash compensation, and shall exclude, without limitation, the ALLTEL Corporation Executive Deferred Compensation Plan as in effect from time to time, any plan qualified or intended to be qualified under
Section 401(a) of the Code and any plan supplementary thereto, executive fringe benefits, and any plan or arrangement under which stock, stock options, stock appreciation rights, restricted stock or similar options, stock, or rights are issued.

                           (C)  Notwithstanding  any  provision of any incentive
compensation plan, including, without limitation, any provision of any incentive plan requiring continued employment after the completed fiscal year or other measuring period, the Corporation shall pay to the Executive a lump sum amount, in cash, equal to the amount of any incentive compensation that has been allocated or awarded to the Executive for a completed fiscal year or other measuring period preceding the occurrence of a Payment Trigger under any incentive compensation plan but has not yet been paid to the Executive.

                           (D) The payments  provided for in paragraphs  (B) and
(C) of this Section 4 shall be made not later than the fifth day following the occurrence of a Payment Trigger, unless the amounts of such payments cannot be finally determined on or before that day, in which case, the Corporation shall pay to the Executive on that day an estimate, as reasonably determined in good faith by the Corporation, of the minimum amount of the payments to which the Executive is clearly entitled and shall pay the remainder of the payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined but in no event later than the thirtieth day after the occurrence of a Payment Trigger. In the event the amount of the estimated payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Corporation to the Executive, payable on the fifth business day after demand by the Corporation (together with interest at the rate provided in Section l274(b)(2)(B) of the Code). At the time that payments are made under this Section 4, the Corporation shall provide the Executive with a written statement setting forth the manner in which the payments were calculated and the basis for the calculations including, without limitation, any opinions or other advice the Corporation has received from outside counsel, auditors or consultants (and any opinions or advice that are in writing shall be attached to the statement).

                           5.  Gross-Up Payments.

                           (A) This  Section 5 shall apply if a Payment  Trigger
shall have occurred during the term of this Agreement.

                           (B) In the  event  it shall  be  determined  that any
payment or distribution by the Corporation or other amount with respect to the Corporation to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 5 (a "Payment"), is (or will be) subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are (or will be) incurred by the Executive with respect to the excise tax imposed by Section 4999 of the Code with respect to the Corporation (the excise tax, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), the Executive shall be entitled to receive an additional cash payment (a "Gross-Up Payment") from the Corporation in an amount equal to the sum of the Excise Tax and an amount sufficient to pay the cumulative Excise Tax and all cumulative income taxes (including any interest and penalties imposed with respect to such taxes) relating to the Gross-Up Payment so that the net amount retained by the Executive is equal to all payments received pursuant to the terms of this Agreement or otherwise less income taxes (but not reduced by the Excise Tax).

                           (C) Subject to the  provisions  of  paragraph  (D) of
this Section 5, all determinations required to be made under this Section 5, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at the determination, shall be made by a nationally recognized certified public accounting firm designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Corporation and the Executive within 30 days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Corporation. In the event that at any time relevant to this Agreement the Accounting Firm is serving as accountant or auditor for the individual, entity or group or Person effecting the Change in Control, the Executive shall appoint another nationally recognized certified public accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Corporation. Any Gross-Up Payment, as determined in accordance with this Section 5, shall be paid by the Corporation to the Executive within five days after the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall so indicate to the Executive in writing. Any determination by the Accounting Firm shall be binding upon the Corporation and the Executive. As a result of uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm, it is possible that Gross-Up Payments that the Corporation should have made will not have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event the Corporation exhausts its remedies in accordance with paragraph (D) of this Section 5 and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of Underpayment that has occurred and the Underpayment shall be promptly paid by the Corporation to or for the benefit of the Executive.

                           (D) The  Executive  shall notify the  Corporation  in
writing of any claim by the Internal Revenue Service that, if successful, would require a Gross-Up Payment (that has not already been paid by the Corporation). The notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of the claim and shall apprise the Corporation of the nature of the claim and the date on which the claim is requested to be paid. The Executive shall not pay the claim prior to the expiration of the 30-day period following the date on which the Executive gives notice to the Corporation or any shorter period ending on the date that any payment of taxes with respect to the claim is due. If the Corporation notifies the Executive in writing prior to the expiration of the 30-day period that it desires to contest the claim, the Executive shall:

                           (i) give the Corporation any information reasonably requested by the Corporation relating to the claim;

                           (ii) take any action in  connection  with  contesting
         the claim as the Corporation shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to the claim by an attorney reasonably selected by the Corporation;

                           (iii) cooperate with the Corporation in good faith in order effectively to contest the claim; and

                           (iv) permit the Corporation to participate in any proceedings relating to the claim.

The Corporation shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with the contest and shall indemnify and hold the

Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of the representation and payment of costs and expenses. Without limitation of the foregoing provisions of this Section 5, the Corporation shall control all proceedings taken in connection with the contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings, and conferences with the taxing authority in respect of the claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute the contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Corporation shall determine. If the Corporation directs the Executive to pay the claim and sue for a refund, the Corporation shall advance the amount of the payment to the Executive, on an interest-free basis, and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to the advance or with respect to any imputed income with respect to the advance; and any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which the contested amount is claimed to be due shall be limited solely to the contested amount. The Corporation's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                           (E) If,  after the  receipt  by the  Executive  of an
amount advanced by the Corporation pursuant to paragraph (D) of this Section 5, the Executive becomes entitled to receive any refund with respect to the claim, the Executive shall, subject to the Corporation's compliance with the requirements of paragraph (D) of this Section 5, promptly pay to the Corporation the amount of the refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Corporation pursuant to paragraph (D) of this

Section 5, a determination is made that the Executive shall not be entitled to any refund with respect to the claim and the Corporation does not notify the Executive in writing of its intent to contest the denial of refund prior to the expiration of 30 days after the determination, then the advance shall be forgiven and shall not be required to be repaid and the amount of the advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                         6.  Termination Procedures.

                           (A) During the term of this Agreement,  any purported
termination of the Executive's employment (other than by reason of death) shall be communicated by written Notice of Termination from one party hereto to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice that indicates the specific termination provision in this Agreement relied upon, and, if applicable, the notice shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. Further, a Notice of Termination for Cause shall include a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board that was called and held for the purpose of considering the termination finding that, in the informed, reasonable, good faith judgment of the Board, the Executive was guilty of conduct set forth in the definition of Cause in Section 1(B), and specifying the particulars thereof in detail.

                           (B)  "Date  of  Termination"   with  respect  to  any
purported termination of the Executive's employment during the term of this Agreement (other than by reason of death) shall mean (i) if the Executive's employment is terminated for Disability, 20 business days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of the Executive's duties during that 20 business day period) and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination, which, in the case of a termination by the Corporation, shall not be less than ten business days except in the case of a termination for Cause, and, in the case of a termination by the Executive, shall not be less than ten business days nor more than 20 business days, respectively, after the date such Notice of Termination is given.

                         7. No Mitigation.  The Executive  shall not be required
to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Corporation pursuant to this Agreement. Further, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Corporation or a Subsidiary, or otherwise.

                         8.  Disputes.

                          (A) If a dispute  or  controversy  arises out of or in
connection with this Agreement, the parties shall first attempt in good faith to settle the dispute or controversy by mediation under the Commercial Mediation Rules of the American Arbitration Association before resorting to arbitration or litigation. Thereafter, any remaining unresolved dispute or controversy arising out of or in connection with this Agreement shall, upon a written notice from the Executive to the Corporation either before suit thereupon is filed or within 20 business days thereafter, be settled exclusively by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association in a city located within the continental United States designated by the Executive. Judgment may be entered on the arbitrator's award in any court having jurisdiction. The Executive shall, however, be entitled to seek specific performance of the Corporation's obligations hereunder during the pendency of any dispute or controversy arising under or in connection with this Agreement.

                          (B) Any legal action concerning this Agreement,  other
than a mediation or an arbitration described in paragraph (A) of this Section 8, whether instituted by the Corporation or the Executive, shall be brought and resolved only in a state court of competent jurisdiction located in the territory that encompasses the city, county, or parish in which the Executive's principal residence is located at the time such action is commenced. The Corporation hereby irrevocably consents and submits to and shall take any action necessary to subject itself to the personal jurisdiction of that court and hereby irrevocably agrees that all claims in respect of the action shall be instituted, heard, and determined in that court. The Corporation agrees that such court is a convenient forum, and hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of the action. Any final judgment in the action may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                          (C) The Corporation  shall pay all costs and expenses,
including attorneys' fees and disbursements, of the Corporation and, at least monthly, the Executive in connection with any legal proceeding (including arbitration), whether or not instituted by the Corporation or the Executive, relating to the interpretation or enforcement of any provision of this
Agreement, provided that if the Executive instituted the proceeding and the judge, arbitrator, or other individual presiding over the proceeding affirmatively finds that the Executive instituted the proceeding in bad faith, the Executive shall pay all costs and expenses, including attorney's fees and disbursements, of Executive and the Corporation. The Corporation shall pay prejudgment interest on any money judgment obtained by Executive as a result of such proceeding, calculated at the rate provided in Section 1274(b)(2)(B) of the Code.

                         9.  Successors; Binding Agreement.

                           (A) In  addition  to any  obligations  imposed by law
upon any successor to the Corporation, the Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business or assets of the Corporation expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Corporation in the same amount and on the same terms as the Executive would be entitled to hereunder if the Executive were to terminate his employment for Good Reason immediately after a Change in Control and during the term of this Agreement, except that, for purposes of implementing the foregoing, the date on which any succession becomes effective shall be deemed the Payment Trigger occasioned by the foregoing deemed termination of employment for Good Reason immediately following a Change in Control. The provisions of this Section 9 shall continue to apply to each subsequent employer of Executive bound by this Agreement in the event of any merger, consolidation, or transfer of all or substantially all of the business or assets of that subsequent employer.

                           (B) This Agreement  shall inure to the benefit of and
be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive shall die while any amount would be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, the amount, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives, or administrators of the Executive's estate.

                         10. Notices. For the purpose of this Agreement, notices
and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:


                                       18

                         To the Corporation:

                         ALLTEL Corporation
                         One Allied Drive
                         Little Rock, Arkansas 72202
                         Attention:  Chairman of the Board

                         To the Executive:

                         Tom T. Orsini
                         3809 Ridge Road
                         North Little Rock, Arkansas 72216

                         11.  Miscellaneous.  No provision of this Agreement may
be modified, waived, or discharged unless such waiver, modification, or discharge is agreed to in writing and signed by the Executive and an officer of the Corporation specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Delaware. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state, or local law and any additional withholding to which the Executive has agreed.

                         12. Validity. The invalidity or unenforceability of any
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                         13.  Counterparts.  This  Agreement  may be executed in
several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                         IN  WITNESS  WHEREOF,  the  parties  have  signed  this
Agreement as of the date set forth above.


                                                         ALLTEL CORPORATION

Attest:

/s/ Francis X. Frantz                By /s/ Joe T. Ford
Name: Francis X. Frantz              Name: Joe T. Ford
Title: Secretary                     Title: Chairman & CEO



Witness:

/s/ John L. Comparin                 /s/ Tom T. Orsini
                                     Tom T. Orsini